UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2016

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 11, 2016, Lockheed Martin Corporation (“Lockheed Martin”) commenced an exchange offer related to the proposed transaction to separate its Information Systems & Global Solutions business segment (the “IS&GS business”) and merge this business with Leidos Holdings, Inc. (“Leidos”) in a Reverse Morris Trust transaction. In the proposed transaction, Lockheed Martin will transfer the IS&GS business to Abacus Innovations Corporation (“Abacus”), a wholly-owned subsidiary of Lockheed Martin created to facilitate the transaction, and will distribute the shares of common stock of Abacus to its participating stockholders in the exchange offer. Immediately following the distribution, Abacus will merge with a subsidiary of Leidos and become a wholly-owned subsidiary of Leidos. The exchange offer provides Lockheed Martin stockholders with the opportunity to exchange their shares of Lockheed Martin common stock for shares of Abacus common stock, which will convert into shares of Leidos common stock upon completion of the merger. In connection with the exchange offer, (i) Abacus filed a Registration Statement on Form S-4 and Form S-1 with the Securities and Exchange Commission (“SEC”) that was declared effective on July 11, 2016 (Commission File No. 333-210797) (the “Abacus Registration Statement”) and (ii) Leidos filed a Registration Statement on Form S-4 with the SEC that also was declared effective on July 11, 2016 (Commission File No. 333-210796) (the “Leidos Registration Statement” and, together with the Abacus Registration Statement, the “Registration Statements”).

This Current Report on Form 8-K is being filed to provide (i) the unaudited interim combined financial statements of the IS&GS business as of June 26, 2016 and for the six months ended June 26, 2016 and June 28, 2015 and Management’s Discussion and Analysis of Financial Condition and Results of Operations of the IS&GS business for the six months ended June 26, 2016 and

June 28, 2015 and (ii) the unaudited balance sheet of Abacus as of June 26, 2016 (collectively, the “Second Quarter Financial Information”), which Second Quarter Financial Information will be incorporated by reference into the Abacus Registration Statement and the Leidos Registration Statement as provided in “Where You Can Find More Information; Incorporation By Reference” in the prospectus contained in the Registration Statements.

Separately, Leidos intends to file with the SEC in a Quarterly Report on Form 10-Q its consolidated financial statements for the three and six months ended July 1, 2016 and July 3, 2015 and intends to file with the SEC in a Current Report on Form 8-K (i) unaudited pro forma combined consolidated financial statements as of and for the six months ended July 1, 2016 and for the 11 months ended January 1, 2016, (ii) an unaudited supplemental combined consolidated statement of income for the 12 months ended January 1, 2016, and (iii) additional financial information, including non-GAAP financial information and backlog (collectively, the “Additional Financial Information”), which Additional Financial Information also will be incorporated by reference into the Abacus Registration Statement and the Leidos Registration Statement as provided in “Where You Can Find More Information; Incorporation By Reference” in the prospectus contained in the Registration Statements. Leidos’ Current Report on Form 8-K also will include the Second Quarter Financial Information.

The unaudited interim combined financial statements of the IS&GS business as of June 26, 2016 and for the six months ended

June 26, 2016 and June 28, 2015, Management’s Discussion and Analysis of Financial Condition and Results of Operations of the IS&GS business for the six months ended June 26, 2016 and June 28, 2015, and the unaudited balance sheet of Abacus as of June 26, 2016 are included as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

15.1	Acknowledgement of Ernst & Young LLP related to the Information Systems & Global Solutions Business

15.2	Acknowledgement of Ernst & Young LLP related to Abacus Innovations Corporation

99.1	Unaudited Interim Combined Financial Statements of the Information Systems & Global Solutions Business as of June 26, 2016 and for the Six Months Ended June 26, 2016 and June 28, 2015

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Information Systems & Global Solutions Business for the Six Months Ended June 26, 2016 and June 28, 2015

99.3	Unaudited Balance Sheet of Abacus Innovations Corporation as of June 26, 2016

Cautionary Statement Regarding Forward Looking Statements

The forward looking statements contained in this document involve risks and uncertainties that may affect Lockheed Martin and Leidos’ operations, markets, products, services, prices and other factors as discussed in filings with the SEC. These risks and uncertainties include, but are not limited to, economic, competitive, legal, governmental and technological factors. Accordingly, there is no assurance that the expectations of either company will be realized. This document also contains statements about Lockheed Martin’s agreement to separate a substantial portion of its government information technology infrastructure services business and its technical services business, which have been realigned in the IS&GS business segment, and combine this business with Leidos in a Reverse Morris Trust transaction (the “Transaction”). Many factors could cause actual results to differ materially from these forward-looking statements with respect to the Transaction, including risks relating to the completion of the Transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, the dependency of any split-off transaction on market conditions and the value to be received in any split-off transaction, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations, Leidos’ ability to integrate the businesses successfully and to achieve anticipated synergies, and the risk that disruptions from the Transaction will harm Lockheed Martin’s or Leidos’ business. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Lockheed Martin’s or Leidos’ consolidated financial condition, results of operations or liquidity. For a discussion identifying additional important factors that could cause actual results to vary materially from those anticipated in the forward-looking statements, see Lockheed Martin’s and Leidos’ filings with the SEC, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lockheed Martin’s annual report on Form 10-K for the year ended December 31, 2015 and in Leidos’ transition report on Form 10-K for the 11-month period ended January 1, 2016 and quarterly reports on Form 10-Q which are available on the respective companies websites at http://www.leidos.com (Leidos) and http://www.lockheedmartin.com (Lockheed Martin) and at the SEC’s website at http://www.sec.gov. Neither Lockheed Martin nor Leidos assumes any obligation to provide revisions or updates to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

In connection with the proposed transaction, Abacus Innovations Corporation, a wholly-owned subsidiary of Lockheed Martin created for the transaction (“Abacus”), has filed with the SEC a registration statement on Form S-4 and Form S-1 containing a prospectus and Leidos has filed with the SEC a proxy statement on Schedule 14A and a registration statement on Form S-4 containing a prospectus. Lockheed Martin has filed a Tender Offer Statement on Schedule TO which more fully describes the terms and conditions of the exchange offer. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES AND PROXY STATEMENT AND ANY AMENDMENTS WHEN THEY BECOME AVAILABLE AS WELL AS ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the prospectuses and proxy statement and other documents filed with the SEC by Lockheed Martin, Abacus and Leidos at the SEC’s website at http://www.sec.gov. Free copies of these documents and each of the companies’ other filings with the SEC also may be obtained from the respective companies’ websites at http://www.leidos.com (Leidos) and http://www.lockheedmartin.com (Lockheed Martin).

This communication is not a solicitation of a proxy from any investor or security holder. However, Leidos, Lockheed Martin, and certain of their respective directors, executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from stockholders of Leidos in respect of the proposed transaction under the rules of the SEC. Information regarding Leidos’ directors and executive officers is available in Leidos’ transition report on Form 10-K filed with the SEC on February 26, 2016 and in its proxy statement for its annual meeting of stockholders filed on July 7, 2016. Information regarding Lockheed Martin’s directors and executive officers is available in Lockheed Martin’s 2015 annual report on Form 10-K filed with the SEC on February 24, 2016, and in its definitive proxy statement for its annual meeting of stockholders filed on March 11, 2016. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statements, prospectuses and proxy statement and other relevant materials to be filed with the SEC when they become available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation

Date: July 29, 2016	by:	/s/ Stephen M. Piper
Stephen M. Piper
Vice President and Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description

15.1	Acknowledgement of Ernst & Young LLP related to the Information Systems & Global Solutions Business

15.2	Acknowledgement of Ernst & Young LLP related to Abacus Innovations Corporation

99.1	Unaudited Interim Combined Financial Statements of the Information Systems & Global Solutions Business as of June 26, 2016 and for the Six Months Ended June 26, 2016 and June 28, 2015

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Information Systems & Global Solutions Business for the Six Months Ended June 26, 2016 and June 28, 2015

99.3	Unaudited Balance Sheet of Abacus Innovations Corporation as of June 26, 2016